                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      ABC DISPENSING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        ABC DISPENSING TECHNOLOGIES, INC.
                                451 KENNEDY ROAD
                                AKRON, OHIO 44305

                                                                October 14, 1996

To the Shareholders of ABC Dispensing Technologies, Inc.:

         The enclosed Supplement to the Proxy Statement (the "Supplement") of ABC Dispensing Technologies, Inc. (the "Company") is being furnished to shareholders of the Company in connection with the solicitation of supplemental proxies by the Company for use at the Company's 1996 Annual Meeting of Shareholders (the "Annual Meeting").

         Please note that the Annual Meeting of Shareholders held for the purpose of conducting only limited business on Friday, September 27, 1996, has been adjourned and continued for the purpose of increasing the number of authorized shares of the Company. The date and time of the adjourned Annual Meeting is Friday, November 15, 1996, at 1:30 p.m., local time. As indicated in the enclosed Supplement, the Annual Meeting will be held at the offices of the Company located at 451 Kennedy Road, Akron, Ohio.

         The enclosed Supplement is being sent to you in connection with an additional item to be considered at the Annual Meeting. The Board of Directors of the Company has adopted a resolution recommending to the Shareholders an amendment to the Company's Articles of Incorporation providing for the authorization of 5,000,000 shares of preferred stock.

         Also enclosed with this letter is a proxy card (the "Supplemental Proxy"), which reflects the additional item to be voted on at the adjourned Annual Meeting. The Supplemental Proxy authorizes two officers of the Company to vote your shares for you if you do not attend the adjourned Annual Meeting. If you are unable to attend the adjourned Annual Meeting, I urge you to complete, sign, date and return the enclosed Supplemental Proxy promptly in the self-addressed stamped envelope to assure that your shares are represented at the adjourned Annual Meeting.

         I would appreciate your immediate attention to the mailing of the enclosed Supplemental Proxy. Should you later find that you are able to attend the adjourned Annual Meeting, you may revoke any previously given Supplemental Proxy.

                                                    Sincerely yours,



                                                    William Lerner
                                                    Secretary

                        ABC DISPENSING TECHNOLOGIES, INC.
                 (f/k/a) AMERICAN BUSINESS COMPUTERS CORPORATION
                                451 KENNEDY ROAD
                                AKRON, OHIO 44305

--------------------------------------------------------------------------------

                AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 15, 1996
--------------------------------------------------------------------------------


To The Shareholders of ABC Dispensing Technologies, Inc.:

         You are hereby notified that the 1996 Annual Meeting of Shareholders of ABC Dispensing Technologies, Inc. (the "Company"), a Florida corporation, held for the purpose of conducting only limited business on Friday, September 27, 1996, has been adjourned and continued for the purpose of voting on an Amendment to the Company's Articles of Incorporation, which would authorize 5,000,000 shares of preferred stock. The date, time and place of the adjourned meeting are Friday, November 15, 1996, at 1:30 p.m., local time, at the Company located at 451 Kennedy Road, Akron, Ohio. The items of business to be addressed at the rescheduled meeting include the following:

                  1. To amend the Company's Articles of Incorporation to authorize 5,000,000 shares of preferred stock; and

                  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         At that portion of the Annual Meeting held September 27, 1996, the Shareholders of the Company present, either in person or represented by proxy, voted in favor of the proposal to elect five nominees to the Company's Board of Directors. The By-Laws of the Company provide for a Board of Directors consisting of up to nine members. At the meeting, five individuals were elected to serve as Directors until the next annual meeting of shareholders, and until their successors are elected and qualified. The five individuals who were nominated and successfully voted to be Directors of the Company are Herbert L. Luxenburg, C. Rand Michaels, Herbert M. Pearlman, John E. Stieglitz and Charles
M. Stimac, Jr.

         The foregoing items of business are more fully described in the Company's Proxy Statement dated August 30, 1996 (the "Proxy Statement") and in the Supplement to the Proxy Statement (the "Supplement") accompanying this Amended Notice.

         The Company has 17,109,160 shares of common stock ("Common Stock") outstanding and entitled to vote as of August 23, 1996 (the "Record Date"). All shareholders of record at the close of business on the Record Date were previously sent notice of the originally scheduled meeting, together with the Proxy Statement and a proxy card (the "Original Proxy"). No new record date has been set. Accordingly, only those persons who were shareholders as of the Record Date are entitled to vote at the adjourned meeting and any further adjournment thereof.

         In order to cast your vote in the election of directors, it is necessary that you either return the enclosed supplemental proxy card (the "Supplemental Proxy"), validly appoint someone else to serve as your proxy at the meeting or attend the meeting and vote in person. The Original Proxies will be disregarded with respect to voting upon the items of business to be addressed at the rescheduled meeting. Shareholders may revoke any proxy upon delivery to the Company of a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Additional blank Supplemental Proxies and additional copies of the Supplement may be obtained upon request from William Lerner, Secretary of the Company, at 451 Kennedy Road, Akron, Ohio 44305, telephone (330) 733-2891.

         It is important that all shares be represented at the meeting. The Board of Directors extends a cordial invitation to all Shareholders to attend the adjourned meeting. However, if you are unable to attend the meeting, you are requested to sign, date and return the enclosed Supplemental Proxy as promptly as possible in the return envelope. You may revoke your Supplemental Proxy and vote in person if you decide to attend the meeting.


                                    By Order of the Board of Directors



                                    William Lerner
                                    Secretary

Akron, Ohio
October 14, 1996

                        ABC DISPENSING TECHNOLOGIES, INC.
                 (f/k/a) AMERICAN BUSINESS COMPUTERS CORPORATION
                                451 KENNEDY ROAD
                                AKRON, OHIO 44305

                          SUPPLEMENT TO PROXY STATEMENT
                       1996 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 15, 1996

         This Supplement to the Proxy Statement (the "Supplement") and the enclosed supplemental proxy card (the "Supplemental Proxy") are being furnished on behalf of ABC Dispensing Technologies, Inc., a Florida corporation (the "Company"), for use at the adjourned Annual Meeting of Shareholders to be held on Friday, November 15, 1996, at 1:30 p.m., local time, or at any further adjournment thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Amended Notice of Annual Meeting of Shareholders. The adjourned Annual Meeting will be held at the offices of the Company. The Company is located at 451 Kennedy Road, Akron, Ohio, and the telephone number is (330) 733-2841.

         The Proxy Statement and Original Proxy were mailed on or about August 23, 1996 to all shareholders entitled to vote at the Meeting. This Supplement and the Supplemental Proxy were mailed on or about October 14, 1996 to all shareholders entitled to vote at the Meeting.

         Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by Supplemental Proxy or at the Meeting. The purpose of this Supplement is to provide information relating to a proposal to be voted on by the Shareholders that they authorize the issuance by the Company of up to 5,000,000 shares of preferred stock.

         This Supplement and enclosed Supplemental Proxy are sent to you by Order of the Board of Directors of the Company.

                                VOTING PROCEDURES

         The Company has 17,109,160 shares of common stock ("Common Stock") outstanding and entitled to vote as of the record date, August 23, 1996 Shareholders of record at the close of business on that date, will be the only persons to receive notice of, and to be entitled to vote at, the Meeting or any adjournment of the Meeting. Holders of common stock are entitled to one vote per share on all matters to be brought before the Meeting. For the purposes of counting votes, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any proposal by the shareholders. If a broker or nominee indicates that it does not have discretionary authority to vote on a proposal as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to such proposals.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws.

PROPOSAL

                     AMENDMENT TO ARTICLES OF INCORPORATION
                    TO AUTHORIZE ISSUANCE OF PREFERRED STOCK

         On September 27, 1996, the Board of Directors unanimously approved and recommended that the Company's Shareholders consider and approve an amendment to
Article III of the Company's Articles of Incorporation to increase the Company's authorized total number of shares from 50,000,000 shares to 55,000,000 shares, consisting of fifty million (50,000,000) shares of common stock (the "Common Stock") of the par value of one cent ($.01) each and five million (5,000,000) shares of preferred stock (the "Preferred Stock") of the par value of one cent ($.01) each.

         The Company intends to pursue a private placement of the newly authorized preferred stock (the "Preferred Stock") and common stock purchase warrants (each, a "Warrant") to various investors (the "Placement"). The Placement is intended to address current capital needs of the Company. The net proceeds to the Company of the Placement are expected to be approximately $3,000,000. There is no assurance that the Placement will be consummated. It is currently contemplated that the preferred stock to be issued in connection with the Placement will have an aggregate liquidation preference of $3,000,000, bear interest at the rate of 9% per annum cumulative, payable semi-annually, be non-voting and not convertible into common stock of the Company. After August 1, 1999, the Preferred Stock will also be redeemable for an amount equal to the liquidation preference per share at the sole discretion of the Company. Furthermore, each Warrant will be for a duration of 5 years from its date of issuance and exercisable for 1 Share of Common Stock of the Company at an exercise price of $1.50 per share. The precise terms pursuant to which the Preferred Shares and the Warrants will be issued shall be subject to change as deemed to be in the best interest of the Company by the Company's Board of Directors. For a more complete description of the capital needs of the Company, please refer to the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission on April __, 1996. Other than the Placement, the Company has no agreements or understandings with any third party to effect any offerings of preferred stock and no assurances are given that any offering will in fact be effected.

         The Board of Directors is required by Delaware law to make any determination to issue shares of Preferred Stock based upon its judgment as to the best interests of the stockholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of preferred stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the stockholders and the Company, the issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock held by the holders of Common Stock.

         If the proposal is adopted, Article III of the Company's Articles of Incorporation will be amended to read as follows:

                  The total number of shares of stock that the Company shall have authority to issue is fifty-five million (55,000,000), consisting of fifty million (50,000,000) shares of common stock (the "Common Stock") of the par value of one cent ($.01) each and five million (5,000,000) shares of preferred stock (the "Preferred Stock") of the par value of one cent ($.01) each.

                      Designation of Classes; Relative Rights, etc. The
                  designation, relative rights, preferences and limitations of the shares of each class are as follows:

                      The Shares of Preferred Stock may be issued from time to
                  time in one or more series of any number of shares; provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinafter authorized, and with distinctive serial designations, all as shall hereafter be stated and expressed in the resolution or resolutions provided for the issue of such shares of Preferred Stock from time to time adopted by the Board of Directors pursuant to the authority so to do which is hereby vested in the Board of Directors. Each series of shares Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Company; (e) may be made convertible into or exchangeable for, shares of any other class or classes of any other series of the same or any other class or classes of shares the Company at such price or prices or at such rates or exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;
                  (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of, any outstanding shares of the Company; and (h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

         As of August 23, 1996, 17,109,160 shares of Common Stock were outstanding and an additional 2,876,424 shares were reserved for issuance in connection with the employee benefit plans and other corporate obligations including the conversion of existing convertible securities. Accordingly, on August 23, 1996, there was an aggregate of approximately 30,114,416 shares of Common Stock authorized, unissued, unreserved for issuance and otherwise available for issue by the Company.

         No further authorization by vote of the Shareholders will be solicited for the issuance of the additional shares of Preferred Stock proposed to be authorized, except as might be required by law, regulatory authorities or rules of the NASDAQ or any stock exchange on which the Company's shares may then be listed. The Shareholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of the Corp's securities.


--------------------------------------------------------------------------------
         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote as of the record date is required to approve the amendment to the Company's Articles of Incorporation. The Board of Directors considers this amendment to be advisable and in the best interests of the Company and its Shareholders and recommends that you vote FOR approval of the amendment. If not otherwise specified, Proxies will be voted for approval of this proposal.
--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURES

         The adjourned Annual Meeting is scheduled to be held on Friday, November 15, 1996, at 1:30 p.m., at the offices of the Company located at 451 Kennedy Road, Akron, Ohio (please note the change in the time of the Annual Meeting from the Proxy Statement). Only Shareholders of record at the close of business on August 23, 1996 are entitled to notice of and to vote at the adjourned Annual Meeting.

         The enclosed Supplemental Proxy supplements the Original Proxy sent to you earlier and any Original Proxy completed and returned by you earlier will be disregarded with respect to voting upon the items of business to be addressed at the adjourned Annual Meeting upon receipt by the Company of a completed Supplemental Proxy. However, if you have already completed and returned an Original Proxy and do not complete and return a Supplemental Proxy, your shares will be voted at the adjourned Annual Meeting in the manner specified on your Original Proxy as to the items listed on the Original Proxy.

         THIS SUPPLEMENT AMENDS AND SUPPLEMENTS THE INFORMATION CONTAINED IN THE PROXY STATEMENT DATED AUGUST 30, 1996.



Akron, Ohio
October 14, 1996

                        ABC DISPENSING TECHNOLOGIES, INC.
                                451 KENNEDY ROAD
                                AKRON, OHIO 44305

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints CHARLES M. STIMAC, JR. AND WILLIAM LERNER, and each of them, as Proxies of the undersigned, with the powers to appoint their substitute, and hereby authorizes them to represent and vote, as designated below, all the Common Stock of ABC DISPENSING TECHNOLOGIES, INC. (the "Company") held of record by the undersigned on August 23, 1996 at the adjourned and rescheduled Annual Meeting of Shareholders to be held on November 15, 1996, or any adjournment or adjournments thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposal 1 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

1. Proposal to approve an amendment to Article III of the Company's Articles of Incorporation to increase the number of the Company's authorized total number of shares from 50,000,000 to 55,000,000, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

                 /  /  FOR        /  /  AGAINST       /  /  ABSTAIN

                    (continued and to be signed on reverse side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         DATED:_________________, 1996 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by general partner or other authorized person. If a limited liability company, please sign in full limited liability company name by manager or other authorized person.

         _____________________________________________________________________
                                      Signature

         _____________________________________________________________________
                              Signature, if held jointly

         _____________________________________________________________________
                                    Print Name(s)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE